UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2024

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2024, Reborn Coffee, Inc., a Delaware corporation (the “Company”), entered into a securities subscription agreement (“Subscription Agreement”) with Farooq M. Arjomand (the “Investor”), the Chairman of the Company’s Board of Directors and an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Subscription Agreement, the Company offered and sold to the Investor a total of 1,666,667 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), at a purchase price of $0.60 per share, for aggregate gross proceeds of approximately $1 million. The Company intends to use the net proceeds from the sale of the Common Stock for working capital and other general corporate purposes.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the document itself. A copy of the form of the Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of Common Stock is incorporated by reference herein in its entirety. The Common Stock has not been registered under the Securities Act, and cannot be offered or sold in the United States absent effective registration or an applicable exemption from registration requirements. The Company issued the Common Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares containing a legend stating the same.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 12, 2024, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued Common Stock in the ratio of 1-for-8 (the “Reverse Stock Split”). The Company anticipates the Common Stock will begin trading on the Nasdaq Capital Market on a Reverse Stock Split-adjusted basis at the market open on Monday, January 22, 2024.

The Reverse Stock Split and the form of Certificate of Amendment were previously approved by the Company’s Board of Directors and the Company’s stockholders at the Company’s meeting of stockholders held on November 6, 2023. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, any fractional shares that would have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s outstanding Common Stock, except for adjustments that may result from the treatment of fractional shares. The number of authorized shares of Common Stock of the Company and number of authorized, issued, and outstanding shares of the preferred stock of the Company will be unchanged.

The above description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On November 28, 2023, the Company issued a press release announcing that the Company had entered into a non-binding memorandum of understanding for a strategic investment of $5 million from KIB Plug Energy Korea. Negotiations continue as of the date of this report for a $2 million investment instead of $5 million, and any such investment will be subject to execution by and between the Company and the investor of a definitive purchase agreement. As of the date of this report, the Company has not yet entered into any definitive agreement with KIB Plug Energy Korea. A copy of the press release is included as Exhibit 99.1 and is hereby incorporated by reference.

On January 10, 2024, the Company issued a press release announcing the entry into the Subscription Agreement. A copy of the press release is included as Exhibit 99.2 and is hereby incorporated by reference.

Exhibit 99.1 and Exhibit 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation filed with the Secretary of State of the State of Delaware on January 12, 2024

10.1	Securities Subscription Agreement by and between the Company and the Investor, dated January 10, 2024

99.1	Press Release of the Company dated November 28, 2023 entitled “Reborn Coffee and KIB Plug Energy Korea Sign MOU for $5 Million Investment”

99.2	Press Release of the Company dated January 10, 2024 entitled “Reborn Coffee Secures $1 Million Private Placement Equity Commitment from Chairman Farooq Arjomand, Catalyzing International Growth Initiatives”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2024

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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